UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 1, 2021

THE ALKALINE WATER COMPANY INC.

Exact name of registrant as specified in its charter)

Nevada	001-38754	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8541 E. Anderson Drive, Suite 100
Scottsdale, Arizona 85255
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	WTER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              [  ]

Item 3.02 Unregistered Sales of Equity Securities.

On March 1, 2021, we completed a private placement of 9,523,378 units of our securities at a price of US$1.05 per unit for gross proceeds of US$9,999,546.90. Each Unit is comprised of one share of our common stock, one-half of one Class A common share purchase warrant (each whole Class A common share purchase warrant, a "Class A Warrant") and one-half of one Class B common share purchase warrant (each whole Class B common share purchase warrant, a "Class B Warrant").  Each Class A Warrant will entitle the holder thereof to acquire one Share (each, a "Warrant Share") at $1.25 per Warrant Share for a period commencing on the date of the closing of the Offering (the "Closing Date") and ending three (3) years following the Closing Date.  Each Class B Warrant will entitle the holder thereof to acquire one Warrant Share at $1.25 per Warrant Share for a period commencing six (6) months and one day after the Closing Date and ending three (3) years following the Closing Date.

All of the 9,523,378 units were issued to 5 non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

In connection with these private placements, we agreed with each subscriber who purchased these units to prepare and file a registration statement with respect to (i) the shares of our common stock comprising these units and (ii) the shares of our common stock issuable upon exercise of the share purchase warrants comprising these units with the Securities and Exchange Commission within 30 days following the closing of the private placements and agreed to use commercially reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as possible.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

"Richard A. Wright"

Richard A. Wright

President, Chief Executive Officer and Director

March 2, 2021